U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): July 24, 2006

                                 WORLD AM, INC.
               (Exact Name of Company as Specified in Its Charter)

          Nevada                    0-30639                 90-0142757
(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                 Identification No.)

   4040 MacArthur Boulevard, Suite 240, Newport Beach, California   92660
          (Address of Principal Executive Offices)                (Zip Code)

        Company's telephone number, including area code:  (949) 955-5355

                   _______________________________________
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Effective July 24, 2006, the independent registered public accounting firm that was previously engaged as the principal accountant to audit the Company's financial statements, L.L. Bradford & Company, LLC, was terminated. This termination was approved by the Company's audit committee and board of directors. This accountant audited the Registrant's financial statements for the period from March 4, 2005 (inception) through December 31, 2005. This firm's report on these financial statements was modified as to uncertainty that the Company will continue as a going concern; other than this, the accountant's report on the financial statements for the fiscal period neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's most recent fiscal period, and the subsequent interim period preceding such termination, there were no disagreements with the former independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Company's most recent fiscal period and the subsequent interim period preceding the former independent registered public accounting firm's termination.

     (b) Effective July 24, 2006, the firm of Corbin & Company, LLP was engaged to serve as the new principal independent registered public accounting firm to audit the Company's financial statements. The decision to retain this firm was approved by the Company's audit committee and board of directors. During the Company's most recent fiscal period, and the subsequent interim period prior to engaging Corbin & Company, LLP, neither the Company (nor someone on its behalf) consulted the newly engaged independent registered public accounting firm regarding any matter.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                               SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: August 2, 2006                  By: /s/ Robert A. Hovee
                                       Robert A. Hovee,
                                       Chief Executive Officer


                               EXHIBIT INDEX

Number                          Description

16   Letter on Change in Certifying Accountant (filed herewith).

                                EX-16
         LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

                       L.L. Bradford & Company, LLC
                        3441 South Eastern Avenue
                         Las Vegas, Nevada 89169
                          Phone: (702) 735-5030
                           Fax: (702) 735-4854


August 2, 2006


Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

Re: World Am, Inc.

Gentlemen:

We have read Item 4.01 of World Am's Form 8-K dated August 1, 2006 and agree with the statements therein concerning L.L. Bradford & Company, LLC



/s/  L.L. Bradford & Company, LLC
L.L. Bradford & Company, LLC